EXHIBIT 10.0


THIS LEASE is made the 26 day of May 1997 BETWEEN CLYBAUN CONSTRUCTION LIMITED having its registered office at 4 The Maples, Dr. Mannix Road, Salthill, Galway in the County of Galway (hereinafter called "the Landlord") of the One Part and SAVILLE SYSTEMS PLC having its registered office at IDA Business Park, Dangan, Galway in the County of Galway (hereinafter called "the Tenant") of the Other Part. WITNESSETH as follows:-

DEFINITIONS:

1.1 The terms defined in this clause shall for all purposes of this Lease have the meanings specified in this clause.
1.2 "the Premises" shall mean ALL THAT part of the Lands of Dangan Lower in the Barony and County Borough of Galway more particularly delineated and edged red on the map attached hereto together with the Office Building erected thereon or on some part thereof together ALSO WITH the landlord's fixtures and fittings therein.
1.3  "the Rights" shall mean the rights set out in Schedule I hereof.
1.4 "the  Exceptions"  shall mean the  exceptions  and  reservations  set out in
Schedule II hereof.
1.5 "Pipes" shall mean and include pipes, sewers, drains, conduits, ditches, water courses, culverts, wires, cables, channels and all other conducting media.
1.6  "the term" shall mean the term of 20 years and one
day from and including the 1st day of July 1997 and in relation to Clauses 4 and 5 hereof shall include the period of any holding-over or any extension or continuance thereof whether by statute or by common law where the context so admits.
1.7 "the Rent" shall mean;
(a) until the 1st day of July 2002 the yearly rent of IR(pound)170,742.00 exclusive;
(b) during the remainder of the Term such other rent as may become payable under the provisions of Schedule III hereof.
1.8 "the Tenant's Covenants" shall mean the covenants set out in Schedule IV hereof.
1.9 "the Landlord's Covenants" shall mean the covenants set out in Schedule V hereof.
1.10 "the Insured Risks" shall mean fire, lightning, explosion, storm, tempest, flood, bursting and overflowing of water tanks, apparatus or pipes, impact from aircraft and other aerial devices and any articles dropped therefrom, earthquake, riot, civil commotion, strikes, locked out workers and malicious persons and such other risks as the Landlord shall from time to time consider necessary subject to the availability of insurance cover against such risks and to the extent that and subject to such conditions as insurance cover against any such buildings is generally available.
1.11"interest" shall mean interest at the rate of interest charged in respect of Income tax under the Income Tax Act 1967.
1.12 "the Planning Acts" shall mean the local Government (Planning and Development) Acts 1963 to 1993 and all statutes regulations and orders included by virtue of Clause 2.5 hereof.
1.13 "development" shall have the meaning given to it by the Planning Acts.
1.14 "the Surveyor" shall mean any person or firm appointed by or acting for the Landlord to perform the function of the Surveyor for any purposes of this Lease.
1.15 "the Superior Lease" shall mean the Lease under which the Landlord holds the property from Industrial Development Agency (Ireland).

INTERPRETATION:

2.1 The expression "the Landlord" means the above named its successors and assigns and where the context so admits includes such other person or parties in whom for the time being the reversion immediately expectant upon the term granted by this Lease shall be vested and "the Tenant" means the above named its successors in title and permitted assigns and where the context so admits includes such other parties or party in whom for the time being the term shall be vested.
2.2 Where the Landlord or the Tenant for the time being are two or more individuals the terms the Landlord and the Tenant shall include the plural number and the obligations expressed or implied to be made by or with such party shall be deemed to be made by or with such individuals jointly and severally.
2.3 Words importing the neuter gender include the masculine or feminine gender (as the case may be) and words importing the masculine gender include the feminine gender and vice versa and words importing the singular number include the plural number and vice versa.
2.4 References to any right exercised by the Landlord or any right exercisable by the Tenant in common with the Landlord shall be construed as including (where appropriate) the exercise of such right by and in common with all persons authorised by the Landlord and all other persons having a likeright.
2.5 Any reference to a statute shall include any statutory extension or modification or re-enactment of such statute and any regulations or orders made thereunder.
2.6 Any covenant by the Tenant not to do an act or thing shall be deemed to include an obligation not to permit such act or thing to be done.
2.7 The paragraph headings do not form part of this lease and shall not be taken into account in the construction or interpretation thereof.

THE DEMISE:

3. The Landlord HEREBY DEMISES unto the Tenant the Premises TOGETHER WITH the Rights EXCEPT and RESERVING unto the Landlord the Exceptions TO HOLD the same unto the Tenant for the Term PAYING therefor unto the Landlord the Rent without any deduction by equal quarterly payments in advance on the usual quarter days in every year and so in proportion for any period less than a year the first such payment to be paid an the execution hereof.

COVENANTS:

4.1 The Tenant hereby covenants with the Landlord to observe and perform the Tenant's Covenants at all times during the term.
4.2 The Landlord hereby covenants with the Tenant to observe and perform the Landlord's Covenants at all times during the Term.

PROVISOES:

5.1 if and whenever during the Term
(a) the rents (that is the rent as defined and the proportion of the insurance premium) shall be in arrear and unpaid for twenty one days next after becoming payable (whether, formally demanded or not); or
(b) there shall be any breach or non performance or non-observance of any of the covenants on the part of the Tenant herein contained; or
(c) the Tenant (being an individual) shall become bankrupt or, (being a company) shall enter into Liquidation whether compulsory or voluntary (save for the purpose of amalgamation or reconstruction of a solvent company) or have a receiver appointed of its undertaking or (in either case) shall enter into an arrangement or composition for the benefit of its creditors or suffer any distress or execution to be levied on its goods; then, and in any of the said cases, it shall be lawful for the Landlord at any time thereafter and notwithstanding the waiver of any previous right of re-entry to re-enter into and upon the Premises or any part thereof in the name of the whole and thereupon the Term shall absolutely cease and determine but without prejudice to any rights or remedies which may then have accrued to either party against the other in respect of any antecedent breach of any of the covenants herein contained.

5.2 Nothing herein contained or implied shall give the 'Tenant the benefit of or the right to enforce or to prevent the release or modification of any covenant agreement or condition entered into by any Tenant of the Landlord in respect of any property not comprised in this lease.
5.3 The Landlord shall not be responsible to the Tenant or (save as is otherwise provided by statute) to the Tenant's Licensees, servants, agents or other persons in the Premises or calling upon the Tenant for any accident happening or injury suffered or damage to or loss of any chattel or property sustained in the Premises or, the building of which the same forms part.
5.4 Each of the Tenant's Covenants shall remain in full force both at law and in equity notwithstanding that the Landlord shall have waived or released temporarily any such covenant or waived or released temporarily or permanently revocably or irrevocably a similar covenant or similar, covenants affecting other adjoining or neighbouring premises belonging to the Landlord.
5.5 Such of the internal division walls as divide the Premises from other premises of the Landlord shall be deemed to be party walls.
5.6 Nothing in this Lease or in any consent granted by the Landlord under this Lease shall imply or warrant that the Premises may be used for the purpose herein authorised under the Planning Acts.
5.7 The Tenant acknowledges that this Lease has not been entered into in reliance wholly or partly on any statement or representation made by or on behalf of the Landlord save in so far as such statement or representation is expressly set out in this Lease.
5.8 Except where any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord on quitting the Premises or any part thereof any compensation under the Landlord and Tenant (Amendment) Act, 1980.
5.9 Any notice or document under or in connection with this lease shall be effectively given or served if sent by post or delivered to the intended recipient or his Solicitor or at his or their last known address. Where sent by post, the notice or document shall be deemed to be given or served on the second day after posting.
5.10 If the Premises or any part thereof or access thereto shall at any time during the Term be destroyed or so damaged by fire or any other risk insured against by the Landlord so that the Premises or any part thereof shall be unfit for occupation or use then (i) the Tenant shall not be entitled to surrender this Lease under the provisions of Section 40 of the Landlord and Tenant Law Amendment Act, Ireland, 1860, and (ii) unless the Insurance of the Premises or the building of which the same forms part shall have been vitiated by the act, neglect, default or omission of the Tenant the Rents hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained, the amount of such proportion to be determined by the Surveyor, shall be suspended and cease to be payable until the Premises or the damaged portion thereof shall have been reinstated or made fit for occupation or until the expiration of three years from the catastrophe whichever is the shorter.
5.11 The agreed net Lettable space for the purposes of this Lease and the review of rent is agreed at 20,696 square feet.

OPTION TO SURRENDER:

6. If the Tenant is desirous of determining this Lease at the end of the first ten or fifteen years of the Term and of such its desire gives to the Landlord not less than four months notice in writing and pays all rent and performs and observes all the covenants and conditions hereinbefore contained and on its part to be performed and observed up to such determination then and in either such case immediately after the expiration of the said period of ten or fifteen years as the case may be this Lease shall cease and be void but without prejudice to any claim by either party against the other, in respect of any antecedent breach of any covenant or condition herein contained.

                              SCHEDULE I THE RIGHTS

Right of Way

1. Full right and Liberty for the Tenant its servants and licensees (in common with the Landlord) with or without vehicles at all times for all purposes connected with the Premises but not for any other purpose to pass and repass to and from the Premises over and along the roadway leading thereto. Services 2. The free right of passage arid running of water, soil, gas, electricity and other services to and from the Premises through all the Pipes now made or passing under or along the adjoining Land of the Landlord.

                           SCHEDULE II THE EXCEPTIONS

Services

1. The free passage and running of water, soil, gas, electricity and other services from and to adjoining and neighbouring land and the buildings now or hereafter erected therein and through the pipes laid, made (or to be laid and made within 21 years) in, upon, through, or under the Premises and the free and uninterrupted use of all gas, electric, telephone and other Pipes serving such adjoining and neighbouring land and buildings now or at any time (within twenty one years) during the term upon through, or under the Premises.

Construct Easements

2. The right to construct and maintain in, over or under the Premises any easements or services for the benefit of any adjoining property of the Landlord.

Access

3. The right at any time during the Term (but except in cases of emergency only at reasonable times during normal office hours after giving reasonable prior notice to the Tenant and by prior appointment except where the Tenant unreasonably refuses to make an appointment within a reasonable time of a request from the Landlord) to enter (or in case of emergency to break and enter) upon the Premises in order;
(a) to inspect, cleanse, repair, amend, remove or replace with others the Pipes referred to in Paragraph 1 of this Schedule;
(b) to inspect and execute works in connection with any of the easements or the services referred to in this Schedule;
(c) to view the state and condition of and to repair and maintain any adjoining property where such work would not otherwise be reasonably practicable;
(d) to carry out work or to do anything whatsoever comprised within the Landlord's obligations herein contained whether or not the Tenant is Liable hereunder to make a contribution;
(e) to exercise any of the rights possessed by the Landlord under the terms of this Lease.

Light

4. Full right and liberty at any time hereafter and from time to time to execute works and erections upon or to alter or rebuild any of the buildings erected on the Landlord's adjoining and neighbouring lands and to use such adjoining and neighbouring lands and buildings now or hereafter erected thereon in such manner as it shall think fit notwithstanding that the access of light and air to the premises may thereby be interfered with.


                            SCHEDULE III RENT REVIEW

Definitions and interpretation

1.   For the purpose of this lease;
(1) "Review Date" shall mean the 1st day of July 2002 and every fifth anniversary of that date.
(2) "the Open Market Rent" shall mean the rent at which the Premises might reasonably be expected to be let as a whole at the relevant Review Date in the open market by a willing Landlord to a willing Tenant without a premium with vacant possession of the whole and subject to the provisions of this lease other than the amount of the Rent but including the provisions for rent review for a term equal to that granted by this Lease.
     (a) on the assumptions that;

     (i) at the relevant Review Date the Premises are fit for immediate occupation and use and that no alterations nor additions had been carried out thereto by the Tenant or its predecessors in title during the Term which have diminished the rental value of the Premises and that if the Premises have been destroyed or damaged they have been fully restored;
     (ii)the tenant's covenants herein contained have been fully performed and observed until the relevant Review Date;

     (b) but there shall be disregarded

     (i) all trade fixtures and fittings affixed to the Premises either by the Tenant its sub-tenants or their respective predecessors in title during the Term or during any period of occupation prior thereto arising out of an agreement to grant the Term or by any tenant or sub-tenant of the Premises before the commencement of the Term so long as the Landlord or its predecessors in title have not since the affixing to the Premises of the said fixture and fitting had vacant possession of the relevant part of the Premises;
     (ii) any effect on rent of the fact that the Tenant its sub-tenants or their respective predecessors in title have been in occupation of the Premises;
     (iii) any goodwill attached to the Premises by reason of the carrying on thereat of the business of the Tenant its sub-tenants or their respective predecessors in title in their respective businesses; and
     (iv) any increase in the rental value of the Premises attributable to the existence at the relevant Review Date of any improvement to the Premises or any part thereof carried out with consent (where required) of and otherwise than in pursuance of an obligation to the Landlord or its predecessors in title either by the Tenant its sub-tenants or their respective predecessors in title during the Term on or during any period of occupation prior thereto arising out of an agreement to grant the Term or by any tenant or sub-tenant of the Premises before the commencement of the Term so long as the Landlord or its predecessors in title have not since the improvement was carried out had vacant possession of the relevant part of the Premises.

(3) Any reference to the Chairman for the time being of the society of Chartered Surveyors In the Republic of Ireland or to the President of the Incorporated Law Society of Ireland shall include the duly appointed deputy of the said Chairman or President and any person authorised by either of the said Chairman or President to make appointments on his behalf.

The Rent Review

2. At each Review Date the Rent shall be reviewed in accordance with the provisions of this Schedule and from and after each Review Date the Rent payable in respect of the Premises shall be the greater of the Rent being paid immediately before the Review Date and the Open Market Rent an the Review Date.

Fixing the Reviewed Rent

3. The Open Market Rent at any Review Date may be agreed at any time between the Landlord and the Tenant or (in the absence of agreement) will be determined by an arbitrator to be appointed either by agreement between the parties or subject to paragraph 4 of this Schedule on the application of either party made not more than three months before or at any time after the relevant Review Date by the Chairman for the time being of the Society of Chartered Surveyors in the Republic of Ireland or the President for the time being of the Incorporated Law Society of Ireland.

The Appointer

4. If the parties cannot agree which Chairman or President shall nominate the arbitrator within 14 days, time being of the essence, of either party giving notice to the other of its intention to make application for the appointment of an arbitrator such notice specifying the Chairman or President who in the opinion of the party giving the notice should make the appointment either party may apply to the President for the time being of the Incorporated Law Society of Ireland who will decide having regard to the issues which of the Chairman or President would be the more appropriate to nominate the Arbitrator and whose decision as to who stall make the said nomination shall be final and binding.

Arbitration

5. The arbitration shall be conducted in accordance with the Arbitration Acts, 1954 to 1980 and the decision of the arbitrator shall be final and binding.

Memoranda of Revised Rent

6. When the amount of any Rent to be ascertained as hereinbefore provided shall have been so ascertained, memoranda thereof shall thereupon be signed by or on behalf of the Landlord and the tenant and annexed to this Lease and counterpart thereof and the parties shall bear their own costs in respect thereof.

Payment on Account pending Determination

7. If and so often as the Rent in respect of any period has not been ascertained pursuant to the foregoing provisions before the first day hereby appointed for payment the tenant shall continue to pay at the rate equal to the Rent payable immediately before the commencement of the relevant period (such payments being on account of the Rent for that period) until the first day for payment of the Rent after Rent for, that period has been ascertained (hereinafter called "the Payment Date").

Payment on Determination

8. On the payment date there shall be payable by the Tenant to the Landlord by way of rent (in addition to the amount of the Rent otherwise due on that day) the aggregate of the amounts by which the instalments of the Rent payable on account in respect of that period in accordance with paragraph 7 hereof fall short of the amounts which would have been payable if the Rent for that period had been ascertained before the first day for payment (hereinafter called "the Ascertained Rent") and the arbitrator may direct that interest be paid on each instalment due prior to the Payment Date on the difference between the Rent paid on account in accordance with paragraph 7 hereof and the Ascertained Rent for the period from the date the said instalment was due up to the date upon which payment is actually made and the arbitrator shall so direct if in his view it is reasonable in all the circumstances including the parties' conduct on the review and the result of his substantive determination.

Statutory Rent Restriction

9. If at any of the Review Dates there shall be in force a statute which shall prevent, restrict or modify the Landlord's right to review and increase the Rent in accordance with this Lease, the Landlord shall when such restriction or modification is removed, relaxed or modified be entitled on giving not less than one month's notice in writing to the Tenant to proceed with any review of the Rent which may have been prevented (or further to review the Rent in respect of any review where the Landlord's right was restricted or modified) and the date specified in the said notice shall be deemed far the purposes hereof to be a Review Date (providing that nothing herein shall be construed as varying any subsequent Review Dates) and the Landlord shall be entitled to recover any resulting increase in Rent with effect from such date as shall then be permitted by Law.

                       SCHEDULE IV THE TENANT'S COVENANTS

Rent

1. To pay the rent on the days and in the manner aforesaid provided that if and so long as the amount of rent which the Tenant is liable to pay shall be restricted by Law the Tenant will in lieu of the Rent pay the maximum amount of rent which such restriction may from time to time allow and in such circumstances the term "the Rent" shall be construed as meaning such maximum amount.

Outgoings

2. To pay and indemnify the landlord against all rates, taxes, assessments, duties, charges, impositions and outgoings which now are or during the Term shall be charged, assessed or imposed upon the Premises or any part thereof or upon the owner or occupier thereof and to pay the Value Added Tax and Stamp Duty due or payable or arising under or in connection with this lease and the Counterpart thereof.

Superior Lease

3. Not to do or permit to be done anything which would constitute a breach of the covenants on the Lessee's part and conditions contained in the Superior Lease and to reimburse the Landlord and indemnify it in respect of any payments falling due to be paid to Industrial Development Agency (Ireland) under the terms of the superior Lease.

Insurance

4.1 To repay to the Landlord on demand the sums which the Landlord shall from time to time pay by way of Premiums (and all of any increased premiums payable by reason of any act use or omission by or on the part of the Tenant) for keeping the Premises insured under the covenant on the part of the Landlord contained in Paragraph 2 of Schedule V hereof.
4.2 Not to do or omit anything whereby any policy of insurance on the Premises may become void or voidable wholly or in part nor (unless the Tenant shall have previously notified the Landlord and has agreed to pay the increased premiums) anything whereby additional insurance premiums may become payable.
4.3 In the event of the Premises or any part thereof being destroyed by any of the Insured Risks at any time during the Term and the insurance money under any policy of insurance effected thereon being by reason of any act or default of the Tenant wholly or partially irrecoverable forthwith in every such case to rebuild and reinstate at its own expense the Premises or the part destroyed or damaged to the reasonable satisfaction and under the supervision of the Surveyor the Tenant being allowed towards the expenses of so doing upon such rebuilding and reinstatement being completed the amount (if any) actually received in respect of such destruction or, damage under any such insurance as aforesaid.
4.4 If at any time the Tenant shall be entitled to the benefit of any insurance on the Premises (which is not effected or maintained in pursuance of an obligation herein contained) then to apply all moneys received by virtue of such insurance in making good the loss or damage in respect of which the same shall have been received.

Repair

5. To keep the Premises and the Pipes therein or used exclusively by the Tenant together with the fences or walls and any other means of demarcation on the boundaries in good and substantial repair and condition and well cleansed and maintained.

Decoration

6. In the year 2001 and every fifth year thereafter and also in the last year of the Term (whether determined by affluxion of time or otherwise) to prepare and paint, grain and varnish in a good and workmanlike manner all necessary external parts of the Premises previously or usually painted, grained and varnished respectively in colours approved by the Landlord and in the year 2001 and every fifth year thereafter and also in the last year of the Term whether determined by affluxion of time or otherwise) in like manner to paint, grain, varnish, whitewash, colour and paper with paper of a suitable quality all internal parts of the Premises previously or usually so treated such painting (both external and internal) to be with two coats of good quality paint previously approved by the Landlord.

Keep Tidy

7. Not at any time during the Term to allow or permit any weeds or undergrowth to accumulate upon the Premises or any part thereof for the time being remaining unbuilt upon nor to cause or allow any roads or pavements abutting on the Premises to be untidy or in a dirty condition but at all times to keep the Premises and the said land, roads and footpaths in a clean neat and tidy state and condition and free from weeds, deposits of materials and refuse and not to bring or keep or suffer to be brought or kept upon any land as aforesaid any materials, equipment or plant or anything which is or might become untidy, uncleanly, unsightly or in any way detrimental to the amenity of the area and within one month of the service thereof to comply with the requirements of any written notice to restore the amenity as aforesaid and in the event of the Tenant failing to comply with such notice the Landlord shall be entitled to enter upon the Premises and carry out any necessary works and to recover the cost thereof from the Tenant.

Amenity Land

8. To maintain any amenity land comprising part of the Premises in good order and condition and properly tended, manured, planted, cultivated and restored and keep cut and properly trimmed any grass, hedges, trees and bushes and not to cut down any trees at any time growing on the Premises.

Residence

9. Not to permit or suffer the Premises or any part thereof to be used as a residence or sleeping place of any person.

Smoke Abatement

10. To ensure that every furnace employed in the working of engines by steam or other motive power and every other furnace employed in any building or erection on the Premises is constructed so as substantially to consume or burn the smoke arising therefrom and not to use or suffer to be used negligently any such furnace so that the smoke arising therefrom is not substantially consumed or burned and not to cause or permit any grit or noxious or offensive effluvia to be emitted from any engine, furnace, chimney or other apparatus on the Premises without using the best practicable means for preventing or counteracting such emission.

Pollution

11. Not to permit any oil or grease or any deleterious objectionable, dangerous, poisonous or explosive matter, oil substance to be discharged into any Pipes and to take all reasonable measures for ensuring that any effluent so discharged will not be corrosive or otherwise harmful to the Pipes or cause obstruction or deposit therein nor to discharge or allow to be discharged therein any fluid of a poisonous or noxious nature or of a kind calculated to or that does in fact destroy sicken or injure the fish or contaminate or pollute the water of any stream or river and not to do or omit or allow or suffer to be done or omitted any act or thing whereby the waters of any stream or river may be polluted or the composition thereof so changed as to render the Landlord liable to any action or proceedings by any person whomsoever.

Drains

12. To bear and pay and indemnify the Landlord against all the costs and expenses which the Landlord as the Owner Of the Premises or any part thereof during the continuance of the Term ought or would be liable to bear, or contribute to in or about any works, drainage or sewerage by any Act or Acts of the Direachtas already made or hereafter to be made or by any direction or requirement of any local or public Authority in pursuance of any such Act or Acts.

Roof and Floor Weighting

13.1 Not without the consent in writing of the Landlord to
(a) suspend any weight from the roof or roof trusses or use the roof or roof trusses of any building forming part of the Premises for the storage of goods or to place or permit or suffer to be placed any weight thereon;
(b) bring or permit to remain upon the said Buildings any safes, machinery, goods or other articles which shall or may strain or damage the said
Buildings or any part thereof.
13.2 On any application by the Tenant for the Landlord's consent under Paragraph 13.1 hereof the Landlord shall be entitled to consult and obtain the advice of an Engineer in relation to the roof or floor loading proposed by the Tenant and the Tenant shall repay to the Landlord on demand the fees of such Engineer.

Refuse

14. Not to deposit or permit to be deposited any rubbish or refuse or to store, stack or lay out any material used for the purpose of manufacture or otherwise on any part of the land surrounding the buildings on the Premises.

Machinery

15. To keep all plant apparatus and machinery (including any boilers or lifts) upon the Premises properly maintained and in good working order and to ensure by directions to the Tenant's staff and otherwise that such plant apparatus and machinery is properly operated and to avoid damage to the Premises by vibration or otherwise.

Unloading

16. Not to unload any goods or materials from carts, wagons or lorries and convey the same from an estate road or the public highway into the Premises except through the approved entrance or entrances provided for the purpose and not to cause thereby congestion of the adjoining estate roads and public highways nor inconvenience any other use thereof and not to permit any vehicles or animals belonging to the Tenant or its licensees, servants, agents or other persons calling on the Tenant or the Premises to stand on the estate road or any footpath or public highway in the neighbourhood of the Premises and to use its best endeavours to ensure that such licensees, servants, agents, and other persons calling on the Tenant or the Premises shall no permit any vehicle or animals to stand an any such estate, road, footpath or public highway.

User

17.1 Not to do (or permit or suffer to remain upon the Premises or any part thereof) anything which may be or become a nuisance, annoyance, disturbance, inconvenience, injury or damage to the landlord or its Tenants or the occupiers of adjacent or neighbouring Premises.
17.2 Not to store or bring upon the Premises any article, substance or liquid of especially combustible, inflammable or dangerous nature and to comply with all recommendations of the insurers and fire authority as to fire precautions relating to the Premises.
17.3 Not to use the Premises or any part thereof nor, permit the same to be used for any dangerous, noxious, noisy or offensive trade or business or as a betting office or for residential purposes nor for any illegal or immoral act or purpose and no sale by auction shall take place therein.
17.4 To use and occupy the Premises for such trade or business as is permitted by the Planning Acts and any regulatory laws or instruments and as may from time to time be approved in writing by the Landlord (such approval not to be unreasonably withheld).
17.5 Not to use the Premises for any purpose other than the business of a service industry as defined in the Industrial Development Act 1986 (as amended) as may from time to time be approved by Industrial Development Agency (Ireland) and in particular not to use the Premises for any purpose other than such as will allow the Landlord to claim an Industrial Buildings Allowance in respect of the Premises.

Alterations

18.1 Not to excavate or dig remove sell or dispose of any minerals, earth, clay, gravel, chalk or sand from the Premises nor to sink any well thereon except so far as shall be approved by the Landlord in writing.
18.2 Not to commit or permit waste and not to cut, remove, divide, alter, maim or injure the Premises or any part thereof or any of the ceilings, walls. floors, principal girders or structure of any buildings now or at any time hereafter forming part of the Premises nor the Pipes in on or under or serving the Premises nor to
     (a) build, erect, construct, or place any new or additional building erections or work on the Premises or any part thereof;
     (b) make any alterations or, additions or improvement to the Premises or any buildings now or at any time hereafter forming part of the Premises.
18.3 Not to change the design or appearance or decorative scheme of the exterior of the Premises.
18.4 To remove any additional buildings additions or alterations made to the Premises at the expiration or sooner determination of the Term if so requested by the landlord

Planning Acts

19.1 To comply in all respects with the provisions and requirements of the Planning Acts whether as to the permitted user hereunder or otherwise and to indemnify (both after the expiration of the Term by affluxion of time or otherwise and during its continuance) and to keep the Landlord indemnified against all liability whatsoever including costs and expenses in respect of any contravention thereof. 19.2 Forthwith to produce to the Landlord any notice, order or proposal, permission or consent relating to the Premises given or issued to the Tenant by a Planning Authority under or by virtue of the Planning Acts and at the cost of the Landlord join with the Landlord in making any objection or representation against the same that the Landlord shall deem appropriate. 19.3 To obtain at the expense in all respects of the Tenant all planning permissions and serve all such notices as may be required for the carrying out of any operations on the Premises or any use thereof at the commencement which may constitute development provided that no application for planning permission shall be made without the previous consent in writing of the Landlord. 19.4 Subject only to any statutory direction to the contrary to pay and satisfy any charge or levy that may hereafter be imposed under the Planning Acts in respect of the carrying out or maintenance of any such operations or the commencement or continuance of any such use as aforesaid.
19.5 Notwithstanding any consent which may be granted by the Landlord under this lease not to carry out or make any alteration or addition to the
Premises or any change of use thereof before all necessary notices under the Planning Acts in respect thereof have been served or before all such notices and all such necessary planning permissions have been produced to the landlord and in the case of a planning permission acknowledged by it in writing as is satisfactory to the Landlord it being understood that the
Landlord may refuse so to express its satisfaction with any such planning permission on the grounds that any condition contained therein or anything omitted therefrom or the period thereof would in the reasonable opinion of the Surveyor be or be Likely to be prejudicial to its interest in the
Premises or the building of which the Premises forms part whether during the Term or following the determination or expiration thereof.
19.6 Unless the Landlord shall otherwise direct to carry out and complete before the expiration or sooner determination of the Term;
     (a) any works stipulated to be carried out to the Premises by a date subsequent to such expiration or sooner determination as a condition of any
     planning   permission   granted  for  any  development  begun  before  such
     expiration or sooner determination;
     and
     (b) any development begun upon the Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts.

Statutory Obligations

20.1 At its own expense to do and execute all such works as shall be required at any time during the term to be done or executed in or upon the Premises by the occupier under or by virtue of any Act being in force or by the direction of any local or Public Authority.
20.2 Without prejudice to the generality of the foregoing provisions to comply in all respects with the provisions of any statutes and any other obligations imposed by Law or by any bye Laws applicable to the Premises or in regard to carrying on the trade or business for the time being carried on by the Tenant on the Premises.

Access of Landlord and Notice to Repair

21.1 To permit the Landlord at reasonable times to enter upon the Premises for the purpose of
     (a) taking schedules or inventories of fixtures and fittings to be yielded up at the expiration of the Term;
     and
     (b) ascertaining that the covenants and conditions herein contained have been duly observed and performed and in particular to view the state of repair and condition of the Premises and of defects and wants of repair, cleansing, maintenance amendments and painting then and there found and to give to the Tenant or leave upon the Premises a notice in writing specifying any repairs, cleaning, maintenance, amendments and painting necessary to be done and to require the Tenant forthwith to execute the same.
21.2 To forthwith repair, cleanse, maintain, amend and paint the Premises as required by such notice and in accordance with the covenants in that behalf hereinbefore contained.
21.3 If the Tenant shall not within one month after service of such notice proceed diligently with the execution of the same or shall have failed to complete the same within two months to permit the Landlord and its contractors, agents and workmen to enter upon the Premises to execute such works as may be necessary to comply with the same and to pay to the landlord the cost of executing such works and all expenses incurred by the Landlord in connection with the same (including legal costs and surveyor's fees) within fourteen days of a written demand in that behalf.

Dealing

22.1 In the case of an underlease not to underlet the Premises at a rent below the Rent payable by the Tenant hereunder at the date of the said underletting.
22.2 Not to assign, charge, underlet nor part with possession of the whole or any part of the Premises except with the previous written consent of the Landlord which shall not be unreasonably withheld and upon any assignment or underletting to:
     (a) obtain a direct covenant by the assignee or, under-tenant with the Landlord to observe and perform the covenants and restrictions of this Lease for the remainder of the Term and in the case of an assignment to pay the rent reserved by this Lease;
     and
     (b) if the landlord shall require, provide two acceptable Guarantors for any private Limited company. 22.3 To include in or to ensure that there is included in every underlease and sub-Lease similar, restrictions on assignment, underletting and parting with possession and the same provisions for direct covenants with and registration with the Landlord as those contained in this lease.

Signs and Advertisements

23. Not to erect any hoardings or advertising station on the Premises and not to permit any signs, placards or bills to affixed to any buildings forming part of the Premises other than such reasonable notices relating to the Tenant's business which are normally and reasonably displayed subject to the approval of the Landlord and compliance with the Planning Acts.
24. Not to erect or to bring upon the Premises or any part thereof any hut, shed, garage, cycle shelter, store, caravan, house on wheels or any building or erection of a temporary or moveable character, design or nature without the approval of the Landlord such approval not to be unreasonably refused.

Notices Specifying Breach

25.1 To pay all costs, charges and expenses including Solicitors' costs and Surveyors' fees incurred by the Landlord for the purposes of and incidental to the preparation and service of a notice under Section 14 of the Conveyancing Act, 1881 and Section 2 and 4 of the Conveyancing Act, 1892 or incurred in or in contemplation of proceedings under the said Sections notwithstanding in any such case forfeiture is avoided otherwise than by relief granted by the Court.
25.2 To pay all costs, charges and expenses including Solicitors' costs and Surveyors' fees incurred by the Landlord for the purposes of and incidental to the service of all notices and schedules relating to wants of repair to the Premises and whether, served during or after the expiration or sooner determination of the Term (but relating in all cases to such wants of repair that accrued not later than such expiration or sooner determination).

Indemnities
26. To be responsible for and to indemnify the Landlord against all damage occasioned to the Premises or any adjacent or neighbouring Premises or to any person and to indemnify the Landlord against all actions, claims, proceedings, costs, expenses and demands made against the Landlord as a result of
     (a) any act, omission or negligence of the Tenant or the servants, agents, licensees or invitees of the Tenant and
     (b) any breach or nonobservance by the Tenant of the Tenant's Covenants and other terms hereof.

Re-Letting Boards

27. To permit the Landlord at any time during the last six months of the Term (or sooner if the Rent or any part thereof shall be in arrear and unpaid for upwards of one calendar, month) to enter upon the Premises and affix and retain without interference upon any part of the Premises a notice for re-letting the same and during such period to permit persons with written authority of the Landlord or its agent at reasonable times of the day to view the Premises without interruption.

Landlord's Rights

28. To permit the Landlord at all times during the term to exercise without interruption or interference any of the rights excepted and reserved to it by virtue of the provisions of this lease.

Plans

29. If and when called upon so to do to produce to the Landlord or the Surveyor all such Plans documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this lease have been complied with in all respects.

Encroachment

30.1 Not to stock up darken or obstruct any windows or lights belonging to the Premises or any other premises belonging to the Landlord.
30.2 Not to permit any new window light opening doorway path passage drain or other encroachment or easement to be made or acquired in against out of or upon the Premises and that in case any such window, light, opening, path, passage, drain or other encroachment or easement shall be made or acquired or attempted to be made or acquired the Tenant will give immediate notice thereof to the Landlord and will at the request and cost of the Landlord adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement.

Yield Up

31. To yield up the Premises at the expiration or sooner determination of the Term in good and substantial repair and condition in accordance with the Tenant's covenants and to dismantle and remove from the Premises all the Tenant's fixtures if so required by the Landlord and to make good any part or parts of the Premises which may be damaged in such dismantling and/or removal.

Licence Fees

32. To pay all Legal costs and surveyors' fees incurred by the Landlord attendant upon or incidental to every application made by the Tenant for a consent or licence hereinbefore required or made necessary whether the same be granted, refused, withdrawn or offered subject to qualifications or conditions.

Interest on Arrears

33. If and whenever the Tenant shall fail to pay the Rent or any other sum due under this Lease within fourteen days of the due date the Tenant shall pay to the Landlord interest on such Rent or other money as the case may be from the date when it was due to the date on which it is actually paid.

Sale of reversion

34. To permit upon reasonable notice at any time during the Term prospective purchasers of or dealers in or agents instructed in connection with the sale of the Landlord's reversion or of any interest superior to the Term upon reasonable notice to view the Premises without interruption providing the same are authorised in writing by the Landlord or its agents.

Notices

35. To give full particulars to the Landlord of any notice direction or order or proposal for the same made, given or issued to the Tenant by any Local or Public Authority within seven days of the receipt of the same and if so required by, the Landlord to produce the same to the Landlord and without delay to take all necessary steps to comply with any such notice, direction or order and at the request of the Landlord to make or join with the Landlord in making, such objection or representation against or in respect of any proposal for such a notice, direction or order as the Landlord shall deem expedient.

                       SCHEDULE V THE LANDLORD'S COVENANTS

Quiet Enjoyment

1. That the Tenant may peaceably and quietly hold and enjoy the Premises without any Lawful interruption or disturbance from or by the Landlord or any person claiming under or in trust for the Landlord.

Insurance

2. To insure and keep insured (unless such insurance shall be vitiated by any act of the tenant or the Tenant's servants or visitors) in such sum as the Landlord shall from time to time be advised by the Surveyor as being the full cost of reinstatement thereof the Premises (together with an appropriate addition for professional fees and three years loss of rent under this lease) against loss or damage by any or all of the Insured Risks and to produce to the Tenant on demand either a policy of such Insurance and the receipt for the last premium or reasonable evidence from the insurers of the terms of the policy and the fact that the same is subsisting and in effect and (subject as hereinafter provided) in case of destruction of or damage to the Premises by the Insured Risks or any of them the Landlord will with all convenient speed take such steps as may be requisite and proper to obtain any necessary permits and consents under any regulations or enactment for the time being in force to enable the Landlord to rebuild and reinstate the same and will as soon as such permits and consents have been obtained, spend and lay out all monies received in respect of such Insurance (except sums in respect of loss of rent) in rebuilding or reinstating the part of the Premises so destroyed or damaged provided always that if the rebuilding or reinstatement of the Premises shall be prevented or frustrated, all such insurance monies relating to the Premises shall be the absolute property of the Landlord.

IT IS HEREBY CERTIFIED that the transaction hereby effected does not form part of a larger transaction or of a series of transactions in respect of which the amount or value of the aggregate amount or value of the consideration (other than rent) exceeds five thousand pounds.

IT IS HEREBY FURTHER CERTIFIED that for the purposes of stamping this Instrument this is an instrument to which the provisions of Section 112 of the Finance Act 1990 do not apply for the reason that there is no arrangement to erect a dwellinghouse or apartment.

IT IS HEREBY FURTHER CERTIFIED that the property hereby demised is situate in the County Borough of Galway.

IT IS HEREBY FURTHER CERTIFIED that for the purposes of Section 29 Companies Act 1990 the Landlord and the Tenant are not connected with one another in a manner that would require this transaction to be ratified by Resolution of either. IN WITNESS WHEREOF the seals of the parties were affixed hereto the day and year first herein written.

PRESENT  when the Common  Seal
of CLYBAUN  CONSTRUCTION LIMITED
was affixed hereto;-

/s/B. O'Grady
Director


PRESENT when the Common Seal
of SAVILLE SYSTEMS PLC.
was affixed hereto;-


/s/Fergus McGovern
Director

/s/Peter Quinlan
Secretary

1.       Definitions
         1.2      The Premises
         1.3      The Rights
         1.4      The Exceptions
         1.5      The Pipes
         1.6      The Term
         1.7      The Rent
         1.8      The Tenant's Covenants
         1.9      The Landlord's Covenants
         1.10     The Insured Risks
         1.11     Interest
         1.12     The Planning Acts
         1.13     Development
         1.14     The Surveyor
         1.15     Superior Lease

2.       Interpretation
3.       The Demise
4.       The Covenants
5.       Provisoes
         5.1      Re-entry
         5.2      Covenants relating to Adjoining Land
         5.3      Accidents
         5.4      Effect of Waiver
         5.5      Party Walls
         5.6      Exclusion of Use Warranty
         5.7      Representations
         5.8      Compensation
         5.9      Service of Notices
         5.10     Suspension of Rent
         5.11     Net Lettable space

6.       Option to Surrender

Schedules
I.       The Rights
         1.       Right of Way
         2.       Services

II.      The Exceptions
         1.       Services
         2.       Construct Easements
         3.       Access
         4.       Light

III.     Rent Review
         1.       Definitions and Interpretations
         2.       Rent Review
         3.       Fixing the Reviewed Rent
         4.       The Appointer
         5.       Arbitration
         6.       Memoranda of Revised Rent
         7.       Payment on Account pending Determination
         8.       Payment on Determination
         9.       Statutory Rent Restriction

IV.      The Tenant's Covenants
         1.       Rent
         2.       Outgoings
         3.       Superior Lease
         4.       Insurance
         5.       Repair
         6        Decoration
         7.       Keep tidy
         8        Amenity land
         9.       Residence
         10.      Smoke Abatement
         11.      Pollution
         12.      Drains
         13.      Roof and Floor Weighting
         14.      Refuse
         15.      Machinery
         16.      Unloading
         17.      User
         18.      Alterations
         19.      Planning Acts
         20.      Statutory Obligations
         21.      Access of Landlord and Notice to Repair
         22.      Dealing
         23.      Signs and Advertisements
         24.      Temporary Buildings
         25.      Notices Specifying Breach
         26.      Indemnities
         27.      Reletting Boards
         28.      Landlord's Rights
         29 .     Plans
         30.      Encroachment
         31.      Yield Up
         32.      Licence Fees
         33.      Interest on Arrears
         34.      Registration of Documents
         35.      Sale of Reversion
         36.      Notices

V.       The Landlord's Covenants
         1.       Quiet Enjoyment
         2.       Insurance

Dated the 26 day of May 1997.
BETWEEN

CLYBAUN CONSTRUCTION LIMITED
Landlord




SAVILLE SYSTEMS PLC.,
Tenant








L E A S E








Kieran Murphy & Co.,
Solicitors,
9 The Crescent,
Galway.
Ref: B153.90/KM/DL

14/2/1997